SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report: February 25, 2012

CORINTHIAN COLLEGES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25283	33-0717312
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
Incorporation or organization)		Identification No.)

6 Hutton Centre Drive, Suite 400, Santa Ana, California	92707
(Address of principal executive offices)	(Zip Code)

(714) 427-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 25, 2012, the Company received draft Cohort Default Rates from the federal Department of Education (“ED”) for students of the Company’s institutions who entered repayment during the federal fiscal year ending September 30, 2010 (the “2010 Cohort”). The weighted average of all institutions was 6.7%, a 14.8 percentage point improvement over the weighted average of 21.5% for the Company’s institutions who entered repayment during the federal fiscal year ending September 30, 2009 (the “2009 Cohort”). As anticipated, none of our institutions exceeded the 25% default threshold.

Under the Higher Education Act (the “HEA”), an institution could lose its eligibility to participate in some or all of the federal student financial aid programs if defaults by its former students on their federal student loans equal or exceed 25% per year for three consecutive years, or 40% in a single year. The term “institution” means a main campus and its additional locations, as defined by ED’s regulations. ED generally publishes draft cohort default rates in February of each year for the repayment period that ended the prior September 30. We review all annually published Cohort Default Rates and appeal the rates we believe are inaccurate. Draft rates do not result in sanctions and can change between February and the release of the official cohort default rates in September.

The 2008 Higher Education Opportunity Act (the “HEOA”) made significant changes to the requirements governing the Title IV Programs, including the provisions on cohort default rates. Under the HEOA, a separate calculation will be performed starting for the 2009 Cohort that will add an additional federal fiscal year of borrowers’ repayment performance to the applicable cohort year.  Starting after rates for the 2011 Cohort are finalized in 2014, sanctions will be imposed if an institution has a cohort default rate, under the new calculation, of 30% or more per year for three consecutive federal fiscal years, or more than 40% for a single year.

As noted above, the average two-year default rate for the 2009 Cohort was substantially higher than the 2010 Cohort.  We expect the higher two-year rates for the 2009 Cohort to translate into substantially elevated three-year rates for the same cohort, draft results for which we expect to receive in early March 2012. Thus, we expect a majority of our institutions to exceed the 30% threshold under the new 3-year measurement for the 2009 Cohort. Sanctions do not become applicable for the 3-year measurement until 2014, at which time final rates will have been published under the three-year measurement for the 2009, 2010 and 2011 Cohorts.

On an on-going basis, we monitor cohort repayment data, and we are currently monitoring the repayment and default status of the 2010, 2011 and 2012 Cohorts. Given the draft results for the 2010 Cohort (under the two-year measurement methodology), we believe we have significantly reduced the risk of any of our institutions exceeding the 30% threshold for three consecutive years under the new three-year measurement rules. We believe that these positive trends are the result of three main factors: 1) our substantial investment in cohort default prevention over the past two years; 2) stabilization in the student lending environment; and 3) the increased participation of loan servicers in default management.

If any of our institutions, depending on its size, were to lose eligibility to participate in federal student financial aid programs because of high student loan default rates, it could have a material adverse effect on our business.

Preliminary 2010 Cohort Default Rates by OPEID (under the current two-year measurement method):

The following table sets forth the draft Cohort Default Rates for our institutions as of February 25, 2012 for the 2010 Cohort:

Institution	2010 Draft CDR
Everest College, Seattle, WA (Fife and Vancouver, WA, and Tigard, OR) (1)	5.6%
Everest College, Alhambra, CA (Everest Institute, Chelsea, MA) (1)	4.5%

Everest College, Anaheim, CA	10.5%
Everest College, Colorado Springs, CO (McLean, VA) (1)	4.9%
Everest College, Gardena, CA (Everest Institute, Norcross, GA) (1)	2.1%
Everest College, Hayward, CA	4.5%
Everest College, Henderson, NV (1)	3.9%
Everest College, Los Angeles, CA	6.7%
Everest College, Ontario, CA (Columbus, OH and Jonesboro, GA) (1)	6.1%
Everest College, Phoenix, AZ (Mesa, AZ) (1)	6.3%
Everest College, Bremerton, WA (Everett, and Tacoma, WA and St. Louis, MO) (1)	5.0%
Everest College, Portland, OR (Vancouver, WA, and Dallas, TX; Everest Institute, Silver Spring, MD) (1)	6.3%
Everest College, Renton, WA (Lynnwood, WA; Everest Institute, Bissonnet, TX) (1)	5.2%
Everest College, Reseda, CA (Marietta, GA) (1)	5.1%
Everest College, Salt Lake City, UT (Fort Worth, TX) (1)	3.7%
Everest College, San Bernardino, CA	6.4%
Everest College, San Francisco, CA (Chicago, IL) (1)	8.7%
Everest College, San Jose, CA	0.9%
Everest College, Skokie, IL (Burr Ridge, IL) (1)	5.3%
Everest College, Springfield, MO (Ontario Metro, CA) (1)	4.4%
Everest College, Thornton, CO (Aurora, CO, and Arlington, VA) (1)	3.7%
Everest College, Torrance, CA	6.5%

Everest Institute, Brighton, MA (Everest College, North Aurora, IL) (1)	6.3%
Everest Institute, Cross Lanes, WV (Dekalb, GA and Eagan, MN) (1)	5.6%
Everest Institute, Grand Rapids, MI, (Kalamazoo, MI, and Everest College, Merrillville, IN) (1)	8.1%
Everest Institute, Kendall, FL (Ft. Lauderdale, FL) (1)	6.2%
Everest Institute, Miami, FL (Hialeah, FL) (1)	6.4%
Everest Institute, Newport News, VA (Chesapeake, VA) (1)	4.4%
Everest Institute, Pittsburgh, PA	1.3%
Everest Institute, Rochester, NY (Everest College, Arlington (Mid Cities), TX) (1)	2.1%
Everest Institute, San Antonio, TX (Greenspoint, and Hobby, TX) (1)	4.8%
Everest Institute, Southfield, MI (Dearborn and Detroit, MI, Austin, TX, and South Plainfield, NJ) (1)	5.3%
Everest University, Largo, FL (Lakeland and Jacksonville, FL) (1)	7.3%
Everest University, Orlando (North), FL (Orlando (South), and Melbourne, FL) (1)	9.5%
Everest University, Pompano Beach, FL (Everest College, Merrionette Park, IL) (1)	7.8%
Everest University, Tampa, FL (Brandon and Orange Park, FL) (1)	11.7%
Heald College, San Francisco, CA (Portland, OR and Honolulu, HI) (1)	5.7%
Heald College, Rancho Cordova, CA	7.5%
Heald College, Fresno, CA	6.4%

Heald College, Hayward, CA	5.9%
Heald College, Concord, CA	5.5%
Heald College, Roseville, CA	6.7%
Heald College, Milpitas, CA	6.0%
Heald College, Stockton, CA	8.0%
Heald College, Salinas, CA	9.3%
WyoTech, Daytona Beach, FL	5.9%
WyoTech, Fremont, CA (Oakland, CA) (1)	5.1%
WyoTech, Laramie, WY (Sacramento, CA and Blairsville, PA) (1)	3.9%
WyoTech, Long Beach, CA (Everest College, West Los Angeles and City of Industry, CA) (1)	9.6%

Consolidated Average Cohort Default Rate	6.7%

(1)          Indicates additional locations wherein the Cohort Default Rates are blended with the main campus.

Certain statements in this Report on Form 8-K may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995. The Company intends that all such statements be subject to the “safe-harbor” provisions of that Act. Such statements include, but are not limited to, those pertaining to the Company’s expectation that its institutions will be able to comply with the limitations on cohort default rates. Many factors may cause the Company’s actual results to differ materially from those discussed in any such forward-looking statements, including risks associated with the uncertain effectiveness of the Company’s default prevention efforts; possible changes in general macroeconomic and market conditions (including unemployment); and other risks and uncertainties described in the Company’s filings with the U.S. Securities and Exchange Commission. If any of the Company’s institutions, depending on its size, were to lose eligibility to participate in federal student financial aid programs because of high student cohort default rates, it could have a material adverse effect on the Company’s business. The historical results achieved are not necessarily indicative of future prospects. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORINTHIAN COLLEGES, INC.

February 27, 2012	/s/	Robert Owen

Robert Owen
Executive Vice President and
Chief Financial Officer